Contact:

Lawrence E. White

Senior Vice President/

Finance and

Chief Financial Officer

CBRL GROUP, INC. ANNOUNCES 29% INCREASE IN FIRST QUARTER DILUTED

EARNINGS PER SHARE, REPORTS CURRENT SALES TRENDS, AND

PROVIDES EARNINGS GUIDANCE FOR SECOND QUARTER OF FISCAL 2003

LEBANON, Tenn. (November 21, 2002) -- CBRL Group, Inc. (the “Company”) (NASDAQ:CBRL) today announced results for its first quarter of fiscal 2003 ended November 1, 2002, reporting diluted earnings per share of $0.45, up approximately 29% from $0.35 in the year-earlier quarter.  Diluted earnings per share were at the high end of the Company’s earlier guidance and exceeded the First Call consensus estimate of $0.41.  The Company also announced recent sales trends and earnings guidance for the second fiscal quarter and full fiscal year of 2003.

Highlights of the fiscal 2003 first quarter results and sales trends and earnings guidance included:

- Diluted earnings per share for the first quarter of fiscal 2003 up approximately 29% and net income up 17% from the first quarter of fiscal 2002 on a 6% increase in total revenue.

- Store operating income margins for the quarter improved 0.9% as a percent of revenues compared with a year earlier.

- Comparable store sales for the quarter up 1.5% for the Company’s Cracker Barrel Old Country Store® (“Cracker Barrel”) restaurant operations, marking the eleventh consecutive quarter of positive comparable restaurant sales; comparable store retail sales at Cracker Barrel declined 1.0%.

- Comparable restaurant sales declined 0.1% in the Company’s Logan’s Roadhouse® (“Logan’s”) restaurants.

- Approximately 0.8 million shares of the Company’s outstanding common stock were repurchased at an average price of $22.48 during the first quarter.

- Comparable store restaurant sales trends thus far in the second quarter of fiscal 2003 are up approximately 0-0.5% in Cracker Barrel, including an approximately 1.5% unfavorable effect on travel-related business from a one week later Thanksgiving holiday, and 2.5-3% in Logan’s.

- To date, fiscal 2003 second quarter comparable store retail sales trends in Cracker Barrel are down approximately 7%, including the unfavorable effect of a one week later Thanksgiving holiday on travel-related business.

- Diluted earnings per share guidance for the second fiscal quarter of 2003 of a 10-15% increase from $0.37 in the prior fiscal year on total revenue growth of approximately 5%; full-year fiscal 2003 diluted earnings per share growth target of 15% or better compared with $1.64 for fiscal 2002.

Total revenue for the first quarter ended November 1, 2002, of $527.5 million increased 6.3% from the fiscal first quarter of 2002.  Total revenues reflected a reclassification of $1.4 million of net return fees for Cracker Barrel’s Book-on-Audio program to net sales from other store operating expenses, where the Company historically had reported the fees as a miscellaneous income credit to expenses.  Return fees in the prior year also have been reclassified, increasing net sales by $1.1 million and increasing other store operating expenses by the same amount.  Comparable store sales for the Cracker Barrel concept increased 1.5% for restaurants, including a 1.5% higher average check, approximately 0.8% of which reflected menu price increases.  Comparable store retail sales at Cracker Barrel declined 1.0%.  Logan’s comparable restaurant sales for the quarter were down 0.1% after a 0.9% increase in average check, which included approximately 0.6% of menu price increases.  During the quarter, the Company opened four new Cracker Barrel units and five new company-operated Logan’s restaurants.

The Company reported net income for the first quarter of fiscal 2003 of $23.0 million, or $0.45 per diluted share, reflecting increases of approximately 17% and 29%, respectively, from net income of $19.6 million and diluted earnings per share of $0.35 for the first quarter of fiscal 2002.  The reported diluted earnings per share were at the high end of the Company’s most recent guidance of “greater than $0.40,” and the Company attributed the stronger results primarily to lower utilities expense, retail cost of goods sold, and timing of general and administrative expenses relative to expectations.

Store operating income margins in the first quarter improved from 12.7% of total revenue last fiscal year to 13.6% in fiscal 2003.  The improvement in margin of 0.9% as a percent of revenue primarily reflected lower cost of goods sold.  Operating income margins in the first quarter improved 0.7% as a percent of revenue to 7.2%.

During the first quarter of fiscal 2003, the Company repurchased approximately 0.8 million shares of its outstanding common stock at an average price of $22.48.

Commenting on the results, CBRL Group, Inc. President and Chief Executive Officer Michael A. Woodhouse said, “We are very pleased to report outstanding results for the first quarter of our fiscal year.  Diluted earnings per share were at the high end of our guidance and continued the momentum of strong operating performance achieved in recent quarters.  Our operating margin improvements continued as we realized reductions in food and retail product costs and ongoing benefits from our food cost management and restaurant wage administration initiatives, partly offset by higher workers compensation and maintenance costs and expenses related to the timing of new store openings.”

The Company urges caution in considering its current trends and the earnings guidance disclosed in this press release.  The restaurant industry is highly competitive, and trends and guidance are subject to numerous factors and influences, some of which are discussed in the cautionary language at the end of this press release.  The Company assumes no obligation to update disclosed information on trends or targets other than in its periodic filings under Forms 10-K, 10-Q, and 8-K with the Securities and Exchange Commission.

The Company reported that quarter-to-date comparable store restaurant sales for the second quarter of fiscal 2003 in its Cracker Barrel units are up approximately 0-0.5% compared with the same period a year ago, including an increase in average check of approximately 2-2.5%.  Comparable store restaurant sales for Cracker Barrel reflected, in part, a change in the timing of Thanksgiving holiday travel versus last year when Thanksgiving was one week earlier, which unfavorably affected quarter-to-date comparable store restaurant sales by approximately 1.5%.  Quarter-to-date retail sales in the comparable units are down approximately 7%, partly reflecting difficult comparisons to strong patriotic apparel sales last year, the timing of Thanksgiving holiday travel, and the timing of comparison to a Porch Sale in the quarter-to-date period last year.  Holiday retail merchandise is available in the stores as expected, despite logistical issues with imported goods reported during the first fiscal quarter.  Quarter-to-date comparable store sales in the Company’s Logan’s restaurants are up approximately 2.5-3% compared with last year, including approximately 0-0.5% higher guest traffic.

President and CEO Michael A. Woodhouse commented on the trends, “Despite the uncertainties that continue to dampen consumer sentiment, we are maintaining positive restaurant sales at both our concepts.  As we have been indicating for some time, we expect difficult comparisons for the remainder of the quarter because of last year’s unusually mild winter during the second fiscal quarter, when Cracker Barrel and Logan’s achieved comparable store restaurant sales increases of 7.8% and 3.6%, respectively.  Apart from the unusual nature of the expected comparisons, we believe that the underlying trends remain solid.”

The Company’s present guidance for diluted earnings per share for the second quarter of fiscal 2003, which ends on January 31, 2003, is an increase of 10-15% from  $0.37 in the year-ago quarter, on total revenue growth of approximately 5%.  Earnings guidance reflects many assumptions, most of which cannot be known with certainty, including, very importantly, sales expectations.  The Company presently expects comparable restaurant sales to be approximately flat at Cracker Barrel and up approximately 1-3% at Logan’s for the quarter.  The Company anticipates that comparable store retail sales at Cracker Barrel will be down approximately 2-4%, including the effect of one less week in the pre-Christmas holiday shopping season because of Thanksgiving falling one week later this year than last year.  The Company expects to open five new Cracker Barrel units and four company-operated Logan’s restaurants in the second fiscal quarter.  The Company also reaffirmed its earnings guidance for the full fiscal year of 2003 of meeting or exceeding the Company’s goal of 15% or better increases in diluted earnings per share.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 463 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 91 company-operated and 12 franchised Logan’s Roadhouse restaurants in 17 states.

Except for specific historical information, the matters discussed in this press release are forward-looking statements that involve risks, uncertainties and other factors that may cause actual results and performance of CBRL Group, Inc. to differ materially from those expressed or implied by this discussion.  All forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “assumptions”, “target”, “guidance”, “plans”, “projection”; “may”, “will”, “would”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “potential” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology.  Factors which will affect actual results include, but are not limited to: adverse general economic conditions including uncertain consumer confidence effects on sales, especially during the Company’s important Christmas retail-selling season; weather conditions and customer travel activity and retail buying trends; practical or psychological effects of terrorist acts, or military or government responses; the actual results of pending or threatened litigation or governmental investigations and the costs and effects of negative publicity associated with these activities; changes in generally accepted accounting principles or in capital market conditions that could affect valuations of restaurant companies in general or the Company’s goodwill in particular; commodity, workers’ compensation, group health and utility price changes; the effects of plans intended to improve operational execution and performance; the effects of increased competition at Company locations on sales and on labor recruiting, cost and retention; the ability of and cost to the Company to recruit, train and retain qualified restaurant hourly and management employees; the ability of the Company to identify successful new lines of retail merchandise; the availability and cost of acceptable sites for development; the acceptance of the Company’s concepts as the Company continues to expand into new markets and geographic regions; changes in interest rates affecting the Company’s financing costs; changes in or implementation of additional governmental or regulatory rules, regulations, and interpretations affecting accounting, tax, wage and hour matters, health and safety, pensions and insurance; other undeterminable areas of government or regulatory actions or regulations; and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications.

CBRL Announces First Quarter Results

November 21, 2002

CBRL GROUP, INC.

CONSOLIDATED INCOME STATEMENT

(Unaudited)

(In thousands, except per share amounts)

First Quarter Ended

11/01/02

11/02/01

Change

Net sales:

Restaurant

$

423,742

$

395,737

7

%

Retail

103,517

100,399

3

Total net sales

527,259

496,136

6

Franchise fees and royalties

280

220

27

Total revenue

527,539

496,356

6

Cost of goods sold

165,965

163,200

2

Gross profit

361,574

333,156

9

Labor & other related expenses

199,267

186,895

7

Other store operating expenses

90,580

83,171

9

Store operating income

71,727

63,090

14

General and administrative

33,904

30,734

10

Operating income

37,823

32,356

17

Interest expense

2,261

1,753

29

Interest income

73

--

-

Pretax income

35,635

30,603

16

Provision for income taxes

12,650

10,956

15

Net income

$

22,985

$

19,647

17

Earnings per share:

Basic

$

0.46

$

0.36

28

Diluted

$

0.45

$

0.35

29

Weighted average shares:

Basic

50,060

54,936

(9)

Diluted

51,319

56,182

(9)

RATIO ANALYSIS

Net sales:

Restaurant

80.3

%

79.8

%

Retail

19.6

20.2

Total net sales

99.9

100.0

Franchise fees and royalties

0.1

--

Total revenue

100.0

100.0

Cost of goods sold

31.5

32.9

Gross profit

68.5

67.1

Labor & other related expenses

37.8

37.7

Other store operating expenses

17.1

16.7

Store operating income

13.6

12.7

General and administrative

6.4

6.2

Operating income

7.2

6.5

Interest expense

0.4

0.3

Interest income

--

--

Pretax income

6.8

6.2

Provision for income taxes

2.4

2.2

Net income

4.4

%

4.0

%

-MORE-

CBRL Announces First Quarter Results

November 21, 2002

CONSOLIDATED CONDENSED BALANCE SHEET

(Unaudited)

(In thousands)

11/01/02

8/02/02

Assets

Cash and cash equivalents

$

14,941

$

15,074

Other current assets

170,770

156,508

Property and equipment, net

998,806

984,817

Goodwill, net

92,882

92,882

Other assets

15,956

14,550

Total assets

$

1,293,355

$

1,263,831

========

========

Liabilities and Stockholders’ Equity

Current liabilities

$

239,240

$

233,169

Long-term debt

210,777

194,476

Other long-term obligations

53,115

53,192

Stockholders’ equity

790,223

782,994

Total liabilities and stockholders’ equity

$

1,293,355

$1,263,831

========

========

CONSOLIDATED CONDENSED CASH FLOW STATEMENT

(Unaudited)

(In thousands)

First Quarter Ended

11/01/02

 11/02/01

Cash flow from operating activities:

Net income

$

22,985

$

19,647

Depreciation and amortization

16,191

14,760

Loss on disposition of property and equipment

103

33

Accretion on zero-coupon notes

1,302

--

Net changes in other assets and liabilities

(10,184)

(23,153)

Net cash provided by operating activities

30,397

11,287

Cash flows from investing activities:

Purchase of property and equipment

(30,891)

(22,785)

Proceeds from sale of property and equipment

1,136

346

Net cash used in investing activities

(29,755)

(22,439)

Cash flows from financing activities:

Proceeds from issuance of long-term debt

142,500

145,000

Principal payments under long-term obligations

(127,519)

(135,025)

Proceeds from exercise of stock options

1,599

11,476

Purchase and retirement of common stock

(17,355)

(9,596)

Net cash (used in) provided by financing activities

(775)

11,855

Net (decrease) increase in cash and cash equivalents

(133)

703

Cash and cash equivalents, beginning of period

15,074

11,807

Cash and cash equivalents, end of period

$

14,941

$

12,510

=======

=======

CBRL Announces First Quarter Results

November 21, 2002

CBRL GROUP, INC.

Supplemental Information

As of

As of

As of

11/01/02

8/02/02

11/02/01

Common shares outstanding

49,622,460

50,272,459

55,251,347

=========

=======

========

Units in operation:

Cracker Barrel

461

457

440

Logan’s Roadhouse – company-owned

89

84

79

Total company-owned units

550

541

519

Logan’s Roadhouse – franchised

12

12

9

System-wide units

562

553

528

=======

======

=======

First Quarter Ended

Net sales in company-owned stores: (In thousands)

11/01/02

11/02/01

Cracker Barrel – restaurant

$

360,667

$

340,004

Cracker Barrel – retail

103,517

100,399

Cracker Barrel – total

464,184

440,403

Logan’s Roadhouse

63,075

55,733

Total net sales

$

527,259

$

496,136

========

==========

Operating weeks – company-owned stores:

Cracker Barrel

5,955

5,702

Logan’s Roadhouse

1,121

998

Average comparable store sales – company-owned stores: (In thousands)

Cracker Barrel – restaurant

$

786.2

$

774.4

Cracker Barrel – retail

223.4

225.7

Cracker Barrel – total

$

1,009.6

$

1,000.1

========

=========

Logan’s Roadhouse

$

719.7

$

720.2

========

=========

Capitalized interest

$

121

$

110

========

=========

-END-